UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 18, 2004 (February 17, 2004)
Date of Report (Date of Earliest Event Reported)

Gevity HR, Inc.
(Exact Name of Registrant as Specified in Charter)

Florida	0-22701	65-073561
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification No.)
Incorporation)

600 301 Boulevard West
Suite 202
Bradenton, Florida 34205
(Address of Principal Executive Offices and Zip Code)

(941) 748-4540
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation Form FD Disclosure

     This Current Report on Form 8-K provides access to the Company’s investor presentation, dated February 18, 2004, for informational purposes only. A copy of the Company’s investor presentation is attached hereto as Exhibit 99.1 and is also available via the Company’s website at www.gevityhr.com.

Item 12. Results of Operations and Financial Condition

     On February 17, 2004, the Company issued a press release announcing its financial results for the fourth quarter ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.2.

     The information in this Current Report on Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2004

GEVITY HR, INC.

By: /s/ Gregory M. Nichols
Name: Gregory M. Nichols
Title: Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Investor Presentation, dated February 18, 2004.
99.2	Press Release Announcing Earnings, dated February 17, 2004.